UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2021

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

(331) 332-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value Per Share	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Navistar International Corporation, a Delaware corporation (“Navistar”), on November 9, 2020 with the Securities and Exchange Commission (the “SEC”), on November 7, 2020, Navistar entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TRATON SE, a Societas Europaea (“Parent”) and Dusk Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”).

On July 1, 2021, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, Merger Sub merged with and into Navistar (the “Merger”). At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and Navistar continued its existence under Delaware law as the surviving corporation (the “Surviving Corporation”) of the Merger and an indirect subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

On July 1, 2021, in connection with the closing of the Merger, all outstanding obligations under that certain Senior Secured Term Loan Facility Credit Agreement, dated as of November 6, 2017, among Navistar, Navistar Inc., the lenders party thereto and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, as amended by Amendment No. 1, dated as of January 19, 2018 were repaid in full and terminated.

On July 1, 2021, in connection with the closing of the Merger, all outstanding obligations under that certain Third Amended and Restated Credit Agreement, dated as of May 27, 2016, among Navistar Financial Corporation, Navistar Financial, S.A. de C.V., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Bank of America, N.A., as Syndication Agent, as amended by Amendment No. 1, dated as of September 18, 2017, Amendment No. 2 dated as of December 13, 2017, Amendment No. 3, dated as of June 12, 2018 and Amendment No. 4, dated as of May 23, 2019, were repaid in full and terminated.

On July 1, 2021, in connection with the closing of the Merger, all outstanding obligations under that certain Second Amended and Restated ABL Credit Agreement, dated as of August 4, 2017, among Navistar, Inc., the lenders party thereto, Bank of America, N.A., as administrative agent, and J.P. Morgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, were repaid in full and terminated.

On July 1, 2021, in connection with the closing of the Merger, all outstanding obligations under that certain Indenture, dated as of April 27, 2020, among Navistar, Navistar, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, providing for the issuance of Navistar’s 9.500% Senior Secured Notes due 2025, were repaid in full and terminated, and the notes issued thereunder were redeemed in full.

On July 1, 2021, in connection with the closing of the Merger, all outstanding obligations under that certain Indenture, dated as of November 6, 2017, among Navistar, Navistar, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, providing for the issuance of Navistar’s 6.625% Senior Notes due 2025, were repaid in full and terminated, and the notes issued thereunder were redeemed in full.

On July 1, 2021, in connection with the closing of the Merger, Navistar and the Icahn Group (as defined below) terminated (i) the Settlement Agreement, effective as of October 5, 2012, by and among Navistar and those certain persons and entities listed on Schedule A thereto (collectively, the “Icahn Group”), as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013, that certain side letter, dated June 23, 2014 and Amendment No. 2 to the Settlement Agreement, effective as of September 5, 2016 and (ii) the Section 203 of the General Corporation Law of the State of Delaware Agreement, dated as of July 14, 2013, by and among the Company and the Icahn Group.

On July 1, 2021, in connection with the closing of the Merger, Navistar and the MHR Group (as defined below) terminated the Settlement Agreement, effective as of October 5, 2012, by and among Navistar and those certain persons and entities listed on Schedule A thereto (collectively, the “MHR Group”), as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013, that certain side letter, dated June 23, 2014 and Amendment No. 2 to the Settlement Agreement, effective as of September 5, 2016 and (ii) the Section 203 of the General Corporation Law of the State of Delaware Agreement, dated as of July 14, 2013, by and among the Company and the MHR Group.

On July 1, 2021, in connection with the closing of the Merger, Navistar and Parent terminated (i) that certain Stockholder Agreement, dated as of September 5, 2016, by and between Navistar and Parent and (ii) that certain Section 203 of the General Corporation Law of the State of Delaware Agreement, dated as of September 5, 2016, by and between Navistar and Parent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 is incorporated herein by reference into this Item 2.01.

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock of Navistar, par value $0.10 per share (the “Company Stock”) outstanding immediately prior to the Effective Time, unless otherwise provided in the Merger Agreement, was automatically canceled and converted into the right to receive $44.50 in cash, without interest (the “Common Merger Consideration”).

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of Series D Convertible Junior Preference Stock of Navistar, par value $1.00 per share (“Series D Stock” and, together with Company Stock, the “Delisted Stocks”) outstanding immediately prior to the Effective Time, unless otherwise provided in the Merger Agreement, was automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the portion of the Common Merger Consideration that would have been payable in respect of such share of Series D Stock had such share of Series D Stock been converted into Company Stock pursuant to the terms of the certificate of incorporation of Navistar in effect immediately prior to the Effective Time (the “Series D Merger Consideration” and, together with the Common Merger Consideration, the “Merger Consideration”).

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, the sole share of Series B Nonconvertible Junior Preference Stock of Navistar, par value $1.00 (“Series B Stock”), issued and outstanding immediately prior to the Effective Time, was unaffected by the Merger and remains outstanding as one share of Series B Stock of the Surviving Corporation, with the same rights, powers, preferences and privileges attributable to the sole share of Series B Stock immediately prior to the Effective Time.

Subject to the terms and conditions of the Merger Agreement, at or immediately prior to the Effective Time, each option to purchase shares of Company Stock (each, a “Company Stock Option”) that was then outstanding under any Company Stock Plan (as defined in the Merger Agreement) (whether or not exercisable or vested) was automatically canceled, and Navistar is responsible for the payment to the holder of such Company Stock Option an amount in cash determined by multiplying (i) the excess, if any, of the Merger Consideration over the applicable exercise price of such Company Stock Option by (ii) the number of shares of Company Stock underlying such Company Stock Option (assuming full vesting of the Company Stock Option) had such holder exercised the Company Stock Option in full immediately prior to the Effective Time.

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each award of Company Stock that was subject to vesting or other forfeiture conditions (each, a “Company Restricted Share”) and each restricted stock unit entitling the holder to delivery of shares of Company Stock, subject to satisfaction of vesting or other forfeiture conditions (together with the Company Restricted Shares, the “Company Restricted Stock Awards”) that was then outstanding under any Company Stock Plan (whether or not vested), was automatically canceled, and Navistar is responsible for the payment to the holder of such Company Restricted Stock Award an amount in cash equal to the product of the Merger Consideration and the number of shares of Company Stock represented by such Company Restricted Stock Award.

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, Navistar performance cash units were amended to provide that the applicable performance conditions were deemed to have been achieved at the greater of target or actual performance, with such performance cash unit to otherwise remain outstanding subject to its existing terms and conditions. Restricted cash units whose terms provided only for service-based vesting continued to be governed by their existing terms and conditions.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Navistar’s Current Report on Form 8-K filed with the SEC on November 9, 2020.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2021, in connection with the consummation of the Merger, Navistar (i) notified the NYSE of the consummation of the Merger, (ii) requested that the NYSE suspend trading of the Delisted Stocks as soon as practicable after the Effective Time and (iii) requested that the NYSE remove the Delisted Stocks from listing and file a Form 25 with the SEC to report the delisting of the Delisted Stocks from the NYSE. Navistar expects that, in accordance with its request, the NYSE will file a Form 25 on July 1, 2021 to provide notification of such delisting and to effect the deregistration of the Delisted Stocks under Section 12(b) of the Exchange Act. Navistar intends to file a Form 15 with the SEC to terminate the registration of the Delisted Stocks under the Exchange Act and to suspend its reporting obligations under the Exchange Act with respect to the Delisted Stocks. The information set forth in the Introductory Note and under Items 2.01, 5.01 and 5.03 is incorporated herein by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01, 5.02 and 5.03 is incorporated herein by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the registrant occurred, and Navistar became an indirect subsidiary of Parent. The aggregate cash consideration paid by Parent to Navistar stockholders in the Merger was approximately $3.7 billion. The Merger Consideration was funded by Parent pursuant to certain debt financing arrangements (committed term loan facility by Volkswagen International Luxemburg S.A., proceeds from bond issuance by TRATON Finance Luxembourg S.A. and Schuldschein issuance by TRATON SE). The information set forth in the Introductory Note and under Items 2.01, 3.03, 5.02 and 5.03 is incorporated herein by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, all of the members of the Board of Directors of Navistar immediately prior to the Effective Time, except for Jeffrey A. Dokho, the Series B director, ceased to be directors of Navistar at the Effective Time and Persio Lisboa, Walter Borst, Matthias Gründler, Christian Schulz, Mathias Carlbaum, and Dr. Klaus Schartel each became a director of Navistar. Mr. Dokho, the Series B director, will remain a director of Navistar. The directors shall serve until their respective successors are duly elected or appointed and qualified in accordance with the organizational documents of the Surviving Corporation or their earlier resignation, removal or disqualification. At the Effective Time, the officers of Navistar, except for Troy A. Clarke, shall become and constitute the only officers of the Surviving Corporation, and such officers shall serve until their respective successors are duly elected or appointed and qualified in accordance with the organizational documents of the Surviving Corporation or their earlier resignation, removal or disqualification. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the certificate of incorporation of Navistar that was in effect immediately before the Effective Time was amended and restated in its entirety. In addition, at the Effective Time, Navistar’s bylaws that were in effect immediately prior to the Effective Time, were amended and restated in their entirety. Such amended and restated certificate of incorporation and amended and restated bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.03.

Item 8.01	Other Events.

On July 1, 2021, Navistar issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 7, 2020, by and among Navistar International Corporation, TRATON SE and Dusk Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Navistar International Corporation filed on November 9, 2020).

3.1	Amended and Restated Certificate of Incorporation of Navistar International Corporation.

3.2	Amended and Restated Bylaws of Navistar International Corporation.

99.1	TRATON GROUP Successfully Completes Navistar Merger and Ushers in a New Era, dated as of July 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Date: July 1, 2021	By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Executive Vice President and Financial Officer

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Date: July 1, 2021	By:	/s/ Curt A. Kramer
	Name:	Curt A. Kramer
	Title:	Senior Vice President and General Counsel